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PACIFICORP
(An Oregon Corporation)

TO
JPMORGAN CHASE BANK
(A New York Corporation)
(Formerly Known as The Chase Manhattan Bank)

As Trustee under PacifiCorp's
Mortgage and Deed of Trust,
Dated as of January 9, 1989

Fourteenth Supplemental Indenture
 Dated as of November 15, 2001

Supplemental to PacifiCorp's Mortgage and Deed of Trust
Dated as of January 9, 1989

This Instrument Grants a Security Interest by a Transmitting Utility

This Instrument Contains After-Acquired Property Provisions

FOURTEENTH SUPPLEMENTAL INDENTURE

    THIS INDENTURE, dated as of the 15th day of November, 2001, made and entered into by and between PACIFICORP, a corporation of the State of Oregon, whose address is 825 NE Multnomah, Portland, Oregon 97232 (hereinafter sometimes called the "Company"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York corporation whose address is 450 West 33rd Street, New York, New York 10001 (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of January 9, 1989, as heretofore amended and supplemented (hereinafter called the "Mortgage"), is executed and delivered by the Company in accordance with the provisions of the Mortgage, this indenture (hereinafter called the "Fourteenth Supplemental Indenture") being supplemental thereto.

    WHEREAS, the Mortgage was or is to be recorded in the official records of the States of Arizona, California, Colorado, Idaho, Montana, New Mexico, Oregon, Utah, Washington and Wyoming and various counties within such states, which counties include or will include all counties in which this Fourteenth Supplemental Indenture is to be recorded; and

    WHEREAS, by the Mortgage the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

    WHEREAS, in addition to the property described in the Mortgage, the Company has acquired certain other property, rights and interests in property; and

    WHEREAS, the Company has executed, delivered, recorded and filed Supplemental Indentures as follows:

Dated as of
First	March 31, 1989
Second	December 29, 1989
Third	March 31, 1991
Fourth	December 31, 1991
Fifth	March 15, 1992
Sixth	July 31, 1992
Seventh	March 15, 1993
Eighth	November 1, 1993
Ninth	June 1, 1994
Tenth	August 1, 1994
Eleventh	December 1, 1995
Twelfth	September 1, 1996
Thirteenth	November 1, 1998

    and

    WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, bonds entitled and designated First Mortgage and Collateral Trust Bonds or First Mortgage Bonds, as the case may be, of the series and in the principal amounts as follows:

	Series	Due Date	Aggregate Principal Amount Issued	Aggregate Principal Amount Outstanding
First	-10.45% Series due January 9, 1990	1/9/90	$500,000	0
Second	-Secured Medium-Term Notes, Series A	various	250,000,000	0
Third	-Secured Medium-Term Notes, Series B	various	200,000,000	0
Fourth	-Secured Medium-Term Notes, Series C	various	300,000,000	$127,429,425
Fifth	-Secured Medium-Term Notes, Series D	various	250,000,000	83,500,000
Sixth	-C-U Series	various	250,432,000	150,451,000
Seventh	-Secured Medium-Term Notes, Series E	various	500,000,000	329,500,000
Eighth	-6 3/4% Series due April 1, 2005	4/1/2005	150,000,000	150,000,000
Ninth	-Secured Medium-Term Notes, Series F	various	500,000,000	297,500,000
Tenth	-E-L Series	various	71,200,000	71,200,000
Eleventh	-Secured Medium-Term Notes, Series G	various	500,000,000	300,000,000
Twelfth	-Series 1994-1 Bonds	various	216,470,000	216,470,000
Thirteenth	-Adjustable Rate Replacement Series	2002	13,234,000	0
Fourteenth	-9 3/8% Replacement Series due 1997	1997	50,000,000	0
Fifteenth	-Bond Credit Series Bonds	various	498,589,753	0
Sixteenth	-Secured Medium-Term Notes, Series H	various	500,000,000	500,000,000
Seventeenth	-5.65% Series due 2006	11/1/06	200,000,000	200,000,000

    and

    WHEREAS, Section 2.03 of the Mortgage provides that the form or forms, terms and conditions of and other matters not inconsistent with the provisions of the Mortgage, in connection with each series of bonds (other than the First Series) issued thereunder, shall be established in or pursuant to one or more Resolutions and/or shall be established in one or more indentures supplemental to the Mortgage, prior to the initial issuance of bonds of such series; and

    WHEREAS, Section 22.04 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations, restrictions or provisions for the benefit of any one or more series of bonds issued thereunder and provide that a breach thereof shall be equivalent to a Default under the Mortgage, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may (in lieu of establishment in or pursuant to Resolution in accordance with Section 2.03 of the Mortgage) establish the forms, terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed by the Company; and

    WHEREAS, the Company now desires to create two new series of bonds and (pursuant to the provisions of Section 22.04 of the Mortgage) to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it; and

    WHEREAS, the execution and delivery by the Company of this Fourteenth Supplemental Indenture, and the terms of the bonds of the Eighteenth Series and the Nineteenth Series herein referred to, have been duly authorized by the Board of Directors in or pursuant to appropriate Resolutions;

    Now, Therefore, This Indenture Witnesseth:

    That PACIFICORP, an Oregon corporation, in consideration of the premises and of good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt and sufficiency whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of such bonds, and to confirm the Lien of the Mortgage on certain after-acquired property, hereby mortgages, pledges and grants a security interest in (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all properties of the Company real, personal and mixed, owned by the Company as of the date of the Mortgage and acquired by the Company after the date of the Mortgage, subject to the provisions of Section 18.03 of the Mortgage, of any kind or nature (except any herein or in the Mortgage expressly excepted), now owned or, subject to the provisions of Section 18.03 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated (except such of such properties as are excluded by name or nature from the Lien hereof), including the properties described in Article IV hereof, and further including (without limitation) all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same; all power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, waterways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity and other forms of energy (whether now known or hereafter developed) by steam, water, sunlight, chemical processes and/or (without limitation) all other sources of power (whether now known or hereafter developed); all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto; all telephone, radio, television and other communications, image and data transmission systems, air-conditioning systems and equipment incidental thereto, water wheels, water works, water systems, steam and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, turbines, electric, gas and other machines, prime movers, regulators, meters, transformers, generators (including, but not limited to, engine-driven generators and turbogenerator units), motors, electrical, gas and mechanical appliances, conduits, cables, water, steam, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, towers, overhead conductors and devices, underground conduits, underground conductors and devices, wires, cables, tools, implements, apparatus, storage battery equipment and all other fixtures and personalty; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current and other forms of energy, gas, steam, water or communications, images and data for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith and (except as herein or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

    TOGETHER With all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 13.01 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

    IT IS HEREBY AGREED by the Company that, subject to the provisions of Section 18.03 of the Mortgage, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage expressly excepted, shall be and are as fully mortgaged and pledged hereby and as fully embraced within the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein or in the Mortgage and mortgaged hereby or thereby.

    PROVIDED THAT the following are not and are not intended to be now or hereafter mortgaged or pledged hereunder, nor is a security interest therein hereby granted or intended to be granted, and the same are hereby expressly excepted from the Lien and operation of the Mortgage, namely: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business or for the purpose of repairing or replacing (in whole or part) any rolling stock, buses, motor coaches, automobiles or other vehicles or aircraft or boats, ships or other vessels, and any fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; rolling stock, buses, motor coaches, automobiles and other vehicles and all aircraft; boats, ships and other vessels; all crops (both growing and harvested), timber (both growing and harvested), minerals (both in place and severed), and mineral rights and royalties; (3) bills, notes and other instruments and accounts receivable, judgments, demands, general intangibles and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, water, steam, ice and other materials, forms of energy or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; (6) any natural gas wells or natural gas leases or natural gas transportation lines or other works or property used primarily and principally in the production of natural gas or its transportation, primarily for the purpose of sale to natural gas customers or to a natural gas distribution or pipeline company, up to the point of connection with any distribution system; (7) the Company's franchise to be a corporation; (8) any interest (as lessee, owner or otherwise) in the Wyodak Facility, including, without limitation, any equipment, parts, improvements, substitutions, replacements or other property relating thereto; and (9) any property heretofore released pursuant to any provision of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver for the Trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XV of the Mortgage by reason of the occurrence of a Default;

    AND PROVIDED FURTHER, that as to any property of the Company that, pursuant to the after-acquired property provisions thereof, hereafter becomes subject to the lien of a mortgage, deed of trust or similar indenture that may in accordance with the Mortgage hereafter become designated as a Class "A" Mortgage, the Lien hereof shall at all times be junior and subordinate to the lien of such Class "A" Mortgage;

    TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged and pledged, or in which a security interest has been granted by the Company as aforesaid, or intended so to be (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee, and its successors and assigns forever;

    IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, this Fourteenth Supplemental Indenture being supplemental to the Mortgage;

    AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successor or successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.

    The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

ARTICLE I
Eighteenth Series of Bonds

    SECTION 1.01.  There shall be a series of bonds designated "6.90% Series due November 15, 2011" (herein sometimes referred to as the Eighteenth Series), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by or pursuant to a Resolution, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

    (I)  Bonds of the Eighteenth Series shall mature on November 15, 2011 and shall be issued as fully registered bonds in the denomination of One Thousand Dollars and, at the option of the Company, any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof).

    The Company reserves the right to establish, at any time, by or pursuant to a Resolution filed with the Trustee, a form of coupon bond, and or appurtenant coupons, for the Eighteenth Series and to provide for exchangeability of such coupon bonds with the bonds of the Eighteenth Series issued hereunder in fully registered form and to make all appropriate provisions for such purpose.

    Bonds of the Eighteenth Series need not be issued at the same time and such series may be reopened at any time, without notice to or the consent of any then-existing holder or holders of bond of the Eighteenth Series, for issuances of additional bonds of the Eighteenth Series in an unlimited principal amount. Any such additional bonds will have the same interest rate, maturity and other terms as those initially issued.

    (II)  Bonds of the Eighteenth Series shall bear interest at the rate of six and nine-tenths per centum (6.90%) per annum payable semi-annually in arrears on May 15 and November 15 of each year (each, an "Interest Payment Date"). Bonds of the Eighteenth Series shall be dated and shall accrue interest as provided in Section 2.06 of the Mortgage.

    The initial Interest Payment Date is May 15, 2002. The amount of interest payable will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any date on which interest is payable on any bond of the Eighteenth Series is not a business day, then payment of the interest payable on that date will be made on the next succeeding day which is a business day (and without any additional interest or other payment in respect of any delay), with the same force and effect as if made on such date.

    Interest payable on any bond of the Eighteenth Series and punctually paid or duly provided for on any Interest Payment Date for such bond will be paid to the person in whose name the bond is registered at the close of business on the Record Date (as hereinafter specified) for such bond next preceding such Interest Payment Date; provided, however, that interest payable at maturity or upon earlier redemption will be payable to the person to whom principal shall be payable. So long as the bonds of the Eighteenth Series remain in book-entry only form, the "Record Date" for each Interest Payment Date shall be the close of business on the business day before the applicable Interest Payment Date. If the bonds of the Eighteenth Series are not in book-entry only form, the record date for each Interest Payment Date shall be the close of business on the first calendar day of the month of the applicable Interest Payment Date.

    Any interest on any bond of the Eighteenth Series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date for such bond (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered owner on the relevant Record Date for the payment of such interest solely by virtue of such owner having been such owner; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (i) or (ii) below:

  (i)
  The Company may elect to make payment of any Defaulted Interest on the bonds of the Eighteenth Series to the persons in whose names such bonds are registered at the close of business on a Special Record Date (as hereinafter defined) for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall, at least 30 days prior to the proposed date of payment, notify the Trustee in writing (signed by an Authorized Financial Officer of the Company) of the amount of Defaulted Interest proposed to be paid on each bond of the Eighteenth Series and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Mortgaged and Pledged Property. Thereupon, the Trustee shall fix a record date (herein referred to as a "Special Record Date") for the payment of such Defaulted Interest which date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each registered owner of a bond of the Eighteenth Series at his, her or its address as it appears in the bond register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the bonds of the Eighteenth Series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subsection (ii).

  (ii)
  The Company may make payment of any Defaulted Interest on the bonds of the Eighteenth Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each bond of the Eighteenth Series delivered under the Mortgage upon transfer of or in exchange for or in lieu of any other bond shall carry all rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer exchange or substitution.

    (III)  The principal of and interest on each bond of the Eighteenth Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts or in such other currency or currency unit as shall be determined by or in accordance with the Resolution filed with the Trustee.

    (IV)  Bonds of the Eighteenth Series shall not be redeemable prior to maturity by any holder or holders of such bonds. Bonds of the Eighteenth Series shall be redeemable prior to maturity at the option of the Company. The redemption price shall include accrued and unpaid interest to the redemption date on the bonds to be redeemed, plus the greater of (a) one hundred per centum (100%) of the principal amount of bonds then outstanding to be redeemed, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points, as calculated by an Independent Investment Banker. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation. If the Company elects to partially redeem the Bonds of the Eighteenth Series, the Trustee shall select in a fair and appropriate manner the Bonds of the Eighteenth Series to be redeemed.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the redemption date.

    "Business Day", for purposes of this Section (IV), means any weekday that is not a federal holiday.

    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds (the "Remaining Life").

    "Comparable Treasury Price" means (a) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

    "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company and its successors, or if that firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.

    "Reference Treasury Dealer" means: (a) each of J.P. Morgan Securities, Inc., Salomon Smith Barney Inc. and their respective successors; provided that, if one of these parties ceases to be a primary U.S. Government securities dealer in New York City ("Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealers selected by the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

    (V)  Each bond of the Eighteenth Series may have such other terms as are not inconsistent with Section 2.03 of the Mortgage, and as may be determined by or in accordance with a Resolution filed with the Trustee.

    (VI)  At the option of the registered owner, any bonds of the Eighteenth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series and same terms of other authorized denominations.

    (VII)  Bonds of the Eighteenth Series shall be transferable, subject to any restrictions thereon set forth in any such bond of the Eighteenth Series, upon the surrender thereof for cancellation, together with a written instrument of transfer, if required by the Company, duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York. Upon any transfer or exchange of bonds of the Eighteenth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other government charge, as provided in Section 2.08 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Eighteenth Series.

    (VIII)  After the execution and delivery of this Fourteenth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and this Fourteenth Supplemental Indenture, it is contemplated that there shall be issued bonds of the Eighteenth Series in an initial aggregate principal amount of Five Hundred Million Dollars (U.S. $500,000,000).

ARTICLE II
Nineteenth Series of Bonds

    SECTION 2.01.  There shall be a series of bonds designated "7.70% Series due November 15, 2031" (herein sometimes referred to as the Nineteenth Series), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by or pursuant to a Resolution, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

    (I)  Bonds of the Nineteenth Series shall mature on November 15, 2031 and shall be issued as fully registered bonds in the denomination of One Thousand Dollars and, at the option of the Company, any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof).

    The Company reserves the right to establish, at any time, by or pursuant to a Resolution filed with the Trustee, a form of coupon bond, and or appurtenant coupons, for the Nineteenth Series and to provide for exchangeability of such coupon bonds with the bonds of the Nineteenth Series issued hereunder in fully registered form and to make all appropriate provisions for such purpose.

    Bonds of the Nineteenth Series need not be issued at the same time and such series may be reopened at any time, without notice to or the consent of any then-existing holder or holders of bond of the Nineteenth Series, for issuances of additional bonds of the Nineteenth Series in an unlimited principal amount. Any such additional bonds will have the same interest rate, maturity and other terms as those initially issued.

    (II)  Bonds of the Nineteenth Series shall bear interest at the rate of seven and seven-tenths per centum (7.70%) per annum payable semi-annually in arrears on May 15 and November 15 of each year (each, an "Interest Payment Date"). Bonds of the Nineteenth Series shall be dated and shall accrue interest as provided in Section 2.06 of the Mortgage.

    The initial Interest Payment Date is May 15, 2002. The amount of interest payable will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any date on which interest is payable on any bond of the Nineteenth Series is not a business day, then payment of the interest payable on that date will be made on the next succeeding day which is a business day (and without any additional interest or other payment in respect of any delay), with the same force and effect as if made on such date.

    Interest payable on any bond of the Nineteenth Series and punctually paid or duly provided for on any Interest Payment Date for such bond will be paid to the person in whose name the bond is registered at the close of business on the Record Date (as hereinafter specified) for such bond next preceding such Interest Payment Date; provided, however, that interest payable at maturity or upon earlier redemption will be payable to the person to whom principal shall be payable. So long as the bonds of the Nineteenth Series remain in book-entry only form, the "Record Date" for each Interest Payment Date shall be the close of business on the business day before the applicable Interest Payment Date. If the bonds of the Nineteenth Series are not in book-entry only form, the record date for each Interest Payment Date shall be the close of business on the first calendar day of the month of the applicable Interest Payment Date.

    Any interest on any bond of the Nineteenth Series which is payable but is not punctually paid or duly provided for, on any Interest Payment Date for such bond (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered owner on the relevant Record Date for the payment of such interest solely by virtue of such owner having been such owner; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (i) or (ii) below:

  (i)
  The Company may elect to make payment of any Defaulted Interest on the bonds of the Nineteenth Series to the persons in whose names such bonds are registered at the close of business on a Special Record Date (as hereinafter defined) for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall, at least 30 days prior to the proposed date of payment, notify the Trustee in writing (signed by an Authorized Financial Officer of the Company) of the amount of Defaulted Interest proposed to be paid on each bond of the Nineteenth Series and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Mortgaged and Pledged Property. Thereupon, the Trustee shall fix a record date (herein referred to as a "Special Record Date") for the payment of such Defaulted Interest which date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each registered owner of a bond of the Nineteenth Series at his, her or its address as it appears in the bond register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the bonds of the Nineteenth Series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subsection (ii).

  (ii)
  The Company may make payment of any Defaulted Interest on the bonds of the Nineteenth Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each bond of the Nineteenth Series delivered under the Mortgage upon transfer of or in exchange for or in lieu of any other bond shall carry all rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer exchange or substitution.

    (III)  The principal of and interest on each bond of the Nineteenth Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts or in such other currency or currency unit as shall be determined by or in accordance with the Resolution filed with the Trustee.

    (IV)  Bonds of the Nineteenth Series shall not be redeemable prior to maturity by any holder or holders of such bonds. Bonds of the Nineteenth Series shall be redeemable prior to maturity at the option of the Company. The redemption price shall include accrued and unpaid interest to the redemption date on the bonds to be redeemed, plus the greater of (a) one hundred per centum (100%) of the principal amount of bonds then outstanding to be redeemed, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 30 basis points, as calculated by an Independent Investment Banker. The Company shall give the Trustee notice of such redemption price immediately after the calculation thereof, and the Trustee shall have no responsibility for such calculation. If the Company elects to partially redeem the Bonds of the Nineteenth Series, the Trustee shall select in a fair and appropriate manner the Bonds of the Nineteenth Series to be redeemed.

    "Adjusted Treasury Rate" means, with respect to any redemption date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Adjusted Treasury Rate will be calculated on the third Business Day preceding the redemption date.

    "Business Day", for purposes of this Section (IV), means any weekday that is not a federal holiday.

    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds (the "Remaining Life").

    "Comparable Treasury Price" means (a) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

    "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company and its successors, or if that firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.

    "Reference Treasury Dealer" means: (a) each of J.P. Morgan Securities, Inc., Salomon Smith Barney Inc. and their respective successors; provided that, if one of these parties ceases to be a primary U.S. Government securities dealer in New York City ("Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealers selected by the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

    (V)  Each bond of the Nineteenth Series may have such other terms as are not inconsistent with Section 2.03 of the Mortgage, and as may be determined by or in accordance with a Resolution filed with the Trustee.

    (VI)  At the option of the registered owner, any bonds of the Nineteenth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series and same terms of other authorized denominations.

    (VII)  Bonds of the Nineteenth Series shall be transferable, subject to any restrictions thereon set forth in any such bond of the Nineteenth Series, upon the surrender thereof for cancellation, together with a written instrument of transfer, if required by the Company, duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York. Upon any transfer or exchange of bonds of the Nineteenth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other government charge, as provided in Section 2.08 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Nineteenth Series.

    (VIII)  After the execution and delivery of this Fourteenth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and this Fourteenth Supplemental Indenture, it is contemplated that there shall be issued bonds of the Nineteenth Series in an initial aggregate principal amount of Three Hundred Million Dollars (U.S. $300,000,000).

ARTICLE III
The Company Reserves the Right to Amend Provisions
Regarding Properties Excepted from Lien of Mortgage

    SECTION 3.01.  The Company reserves the right, without any consent or other action by holders of bonds of the Eighth Series, or any other series of bonds subsequently created under the Mortgage (including the bonds of the Eighteenth Series and the Nineteenth Series), to make such amendments to the Mortgage, as heretofore amended and supplemented, as shall be necessary in order to amend the first proviso to the granting clause of the Mortgage, which proviso sets forth the properties excepted from the Lien of the Mortgage, to add a new exception (10) which shall read as follows:

    "(10) allowances allocated to steam-electric generating plants owned by the Company or in which the Company has interests, pursuant to Title IV of the Clean Air Act Amendments of 1990, Pub. L. 101-549, Nov. 15, 1990, 104 Stat. 2399, 42 USC 7651, et seq., as now in effect or as hereafter supplemented or amended."

ARTICLE IV
Miscellaneous Provisions

    SECTION 4.01.  The right, if any, of the Company to assert the defense of usury against a holder or holders of bonds of the Eighteenth Series, the Nineteenth Series or any subsequent series shall be determined only under the laws of the State of New York.

    SECTION 4.02.  The terms defined in the Mortgage shall, for all purposes of this Fourteenth Supplemental Indenture, have the meanings specified in the Mortgage. The terms defined in Article I and in Article II of this Fourteenth Supplemental Indenture shall, for purposes of those respective Articles, have the meanings specified in Article I and Article II, respectively, of this Fourteenth Supplemental Indenture.

    SECTION 4.03.  The Trustee hereby accepts the trusts hereby declared, provided, created or supplemented, and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as hereby supplemented, set forth, including the following:

    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourteenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XIX of the Mortgage shall apply to and form part of this Fourteenth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Fourteenth Supplemental Indenture.

    SECTION 4.04.  Whenever in this Fourteenth Supplemental Indenture either of the Company or the Trustee is named or referred to, this shall, subject to the provisions of Articles XVIII and XIX of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fourteenth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 4.05.  Nothing in this Fourteenth Supplemental Indenture, expressed or implied, is intended, or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons outstanding under the Mortgage, any right, remedy or claim under or by reason of this Fourteenth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fourteenth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons outstanding under the Mortgage.

    SECTION 4.06.  This Fourteenth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

ARTICLE V
Specific Description of Property

    The properties of the Company, owned as of the date hereof, and used (or held for future development and use) in connection with the Company's electric utility systems, or for other purposes, as follows:

A—HYDROELECTRIC GENERATING PLANTS

Hydro 33010-Cougar and Panamker Parcels, Lewis River Project

    Lands in COWLITZ County, State of WASHINGTON

    The north half of the Northwest Quarter of Section 26; that portion of the East Half of the Southeast Quarter of Section 27 LYING North of the Center Line of the Lewis River Highway as described in deed dated August 2, 1952; and that portion of the Northeast Quarter of said Section 27, and that portion of Section 22, and that portion of the South Half of Section 15, Township 7 North, Range 4 East of the Willamette Meridian in Cowlitz County, Washington LYING Easterly and Southerly of the following described line:

      Beginning at the center of said section 27, being a point on the East boundary of Weyerhaeuser Road 7600 and following the East boundary of said road parallel with and 30 feet East of the existing center line of said road running North 00° 31' 14" East 94.23 feet;
      thence around a curve right having a radius of 105.00 feet an arc distance of 67.98 feet;
      thence North 37° 37' East 55.96 feet;
      thence around a curve left having a radius of 515.00 feet an arc distance of 173.93 feet;
      thence North 18° 16' East 123.43 feet;
      thence around a curve right having a radius of 250.00 feet an arc distance of 110.97 feet;
      thence North 43° 42' East 58.69 feet;
      thence around a curve left having a radius of 231.79 feet an arc distance of 112.60 feet;
      thence leaving said Road 7600 and following the East boundary of Weyerhaeuser Road 7670 around a curve right having a radius of 138.01 feet an arc distance of 100.73 feet;
      thence around a reverse curve left having a radius of 384.69 feet an arc distance of 92.99 feet;
      thence North 43° 50' East 109.47 feet;
      thence North 51° 08' East 92.27 feet;
      thence around a curve left having a radius of 80.00 feet an arc distance of 92.04 feet;

      thence North 14° 47' East 56.60 feet;
      thence around a curve right having a radius of 585.00 feet an arc distance of 133.07 feet;
      thence North 01° 45' West 83.72 feet;
      thence around a curve right having a radius of 80.00 feet an arc distance of 102.90 feet to an iron rod;
      thence leaving said road boundary North 26° 41' West 483.93 feet to an iron rod;
      thence North 69° 50' West 243.65 feet to an iron rod;
      thence North 29° 37' West 262.40 feet to an iron rod;
      thence North 02° 02' East 322.74 feet to an iron rod;
      thence North 22° 37' West 170.89 feet to the Quarter corner between Section 22 and 27 of said Township and Range;
      thence South 89° 52' 03" West 785.72 feet along said Section line to an iron rod on the East boundary of Weyerhaeuser Road 7600;
      thence following said road boundary around a curve right the radius point of which bears North 88° 41' 15" West a distance of 188.00 feet through a central angle of 11° 48' 45" an arc distance of 38.76 feet;
      thence North 10° 30' 14" East 43.30 feet;
      thence around a curve left having a radius of 230.00 feet an arc distance of 102.36 feet thence North 15° 00' West 131.79 feet;
      thence around a curve right having a radius of 200.00 feet an arc distance of 207.69 feet;
      thence North 44° 30' East 49.09 feet;
      thence leaving said road 7600 and following the East boundary of Weyerhaeuser Road 7660 around a curve left having a radius of 100.00 feet an arc distance of 159.70 feet;
      thence North 47° 00' 00" West 115.19 feet;
      thence North 64° 14' West 73.28 feet;
      thence North 50° 00' West 18.81 feet;
      thence around a curve left having a radius of 205.00 feet an arc distance of 118.07 feet;
      thence North 83° 00' West 25.23;
      thence around a curve right having a radius of 80.00 feet an arc distance of 71.21 feet;
      thence North 32° 00' West 38.04 feet;
      thence around a curve left having a radius of 320.00 feet an arc distance of 106.12 feet;
      thence North 51° 00' West 35.97 feet;
      thence around a curve right having a radius of 5.00 feet an arc distance of 7.33 feet;
      thence North 33° 00' East 63.61 feet;
      thence around a curve left having a radius of 355.00 feet an arc distance of 123.92 feet;
      thence North 13° 00' East 80.90 feet;
      thence around a curve right having a radius of 20.00 feet an arc distance of 46.77 feet;
      thence South 33° 00' East 79.24 feet;
      thence around a curve left having a radius of 140.00 feet an arc distance of 146.61 feet;
      thence North 87° 00' East 86.05 feet;
      thence around a curve left having a radius of 80.00 feet an arc distance of 97.74 feet;
      thence North 17° 00' East 56.69 feet;
      thence around a curve right having a radius of 115.00 feet an arc distance of 90.32 feet;
      thence North 62° 00' East 78.99 feet;
      thence around a curve left having a radius of 110.00 feet an arc distance of 92.73 feet;
      thence North 13° 42' East 191.68 feet;
      thence around a curve right having a radius of 105.00 feet an arc distance of 56.05 feet;
      thence North 44° 17' East 43.98 feet;
      thence around a curve left having a radius of 155.00 feet an arc distance of 145.50 feet;
      thence North 09° 30' West 173.02 feet;
      thence around a curve right having a radius of 120.00 feet an arc distance of 60.74 feet;

      thence North 19° 30' East 169.63 feet;
      thence around a curve left having a radius of 140.00 feet an arc distance of 83.48 feet;
      thence North 14° 40' West 111.88 feet;
      thence around a curve right having a radius of 232.47 feet an arc distance of 93.32 feet;
      thence around a reverse curve left having a radius of 262.85 feet an arc distance of 118.51 feet;
      thence North 17° 30' West 89.22 feet;
      thence around a curve right having a radius of 85.00 feet an arc distance of 80.28 feet;
      thence North 36° 37' East 49.36 feet;
      thence around a curve left having a radius of 336.00 feet an arc distance of 57.69 feet to an iron rod;
      thence leaving said road boundary North 17° 39' 31" West 2077.74 feet to an iron rod on the Southeasterly boundary of Weyerhaeuser Road 7655;
      thence following said road boundary around a curve left the radius point of which bears North 19° 13' 45" West a distance of 115.00 feet thru a central angle of 53° 46' 15" an arc distance of 107.93 feet;
      thence North 17° 00' East 65.16 feet;
      thence around a curve right having a radius of 320.00 feet an arc distance of 91.41 feet;
      thence North 33° 22' East 126.87 feet;
      thence around a curve left having a radius of 130.00 feet an arc distance of 42.74 feet to an iron rod on the North boundary of said Section 22, South 89° 15' 18" East 1805.03 feet from the Northwest corner of said Section 22;
      thence in Section 15 continuing around said curve left 29.56 feet;
      thence North 01° 30' East 16.67 feet;
      thence around a curve right having a radius of 170.00 feet an arc distance of 185.54 feet;
      thence North 64° 02' East 71.14 feet;
      thence around a curve left having a radius of 180.00 feet an arc distance 145.40 feet;
      thence North 17° 45' East 70.34 feet;
      thence around a curve left having a radius of 135.00 feet an arc distance of 119.46 feet;
      thence North 32° 57' West 187.29 feet;
      thence around a curve right having a radius of 116.70 feet an arc distance of 62.77 feet;
      thence around a reverse curve left having a radius of 217.52 feet an arc distance of 92.38 feet;
      thence North 26° 28' West 78.73 feet;
      thence around a curve right having a radius of 55.60 feet an arc distance of 35.90 feet;
      thence around a reverse curve left having a radius of 141.10 feet an arc distance of 71.17 feet;
      thence North 18° 22' West 107.96 feet;
      thence around a curve right having a radius of 70.00 feet an arc distance of 44.23 feet;
      thence North 17° 50' East 47.42 feet;
      thence around a curve left having a radius of 195.00 feet an arc distance of 154.46 feet;
      thence North 27° 33' West 78.98 feet;
      thence around a curve right having a radius of 122.38 feet an arc distance of 153.04 feet;
      thence around a curve right having a radius of 52.33 feet an arc distance of 68.89 feet;
      thence South 60° 28' East 168.93 feet;
      thence around a curve left having a radius of 163.00 feet an arc distance of 143.67 feet;
      thence North 69° 02' East 84.50 feet;
      thence around a curve right having a radius of 30.00 feet an arc distance of 31.61 feet;
      thence South 50° 36' East 35.08 feet;
      thence around a curve left having a radius of 185.00 feet an arc distance of 157.25 feet;

      thence around a reverse curve right having a radius of 175.23 feet an arc distance of 150.77 feet;
      thence South 50° 00' East 113.50 feet;
      thence South 55° 10' East 175.29 feet;
      thence around a curve left having a radius of 140.00 feet an arc distance of 192.75 feet;
      thence North 45° 57' East 99.21 feet to a point on the North boundary of the South half of the Southeast Quarter of said Section 15;
      thence leaving said rod boundary and following the North boundary of said subdivision South 89° 04' 23" East 2325.62 feet to the Northeast corner thereof and the end of this description.

B—ELECTRIC SUBSTATIONS AND SWITCHYARDS

Pine Canyon Substation

    Lands in TOOELE County, State of UTAH

    Beginning at a point on the East line of a County Road, said point being 33.00 feet N.89°43'24" E (DEED-EAST) along the quarter section line and 70.00 feet N.00°21'20" W (DEED-NORTH) parallel to the West Section line from the West Quarter corner of Section 14, Township 3 South, Range 4 West, Salt Lake Base and Meridian, and running thence N.00°21'19" W (DEED-NORTH) 330.00 feet along said County Road; thence N.89°43'24" E (DEED-EAST) 550.00 feet; thence S00°21'20" E (DEED-SOUTH) 400.00 feet to the Quarter Section Line; thence S.89°43'24" W (DEED-WEST) 515.00 feet to the East line of that certain property conveyed to Mountain Fuel Supply Company in that certain Warranty Deed, dated April 20, 1965, recorded June 28, 1965 as Entry Number 274945 in Book 60 at Page 228 of the official records; thence N.00°21'20" W (DEED-NORTH) 70.00 feet to the Northeast corner of that certain property conveyed to Mountain Fuel Supply Company in that certain Warranty Deed dated December 11, 1970, recorded March 3, 1971 as Entry 292906 in Book 101 at Page 210 of the official records; thence S.89°43'24" W (DEED-WEST) 35.00 feet to the point of beginning.

Santaquin Substation

    Lands in UTAH County, State of UTAH

    A tract of land situated in the north half of the northwest quarter of Section 2, Township 10 South, Range 1 East, S.L.M., described as follows:

    Beginning at a point S.0°08'21" E. 689.53 feet along the section line and S.90°00'00" W. 868.16 feet (Deed point of beginning South 687.02 feet and West 869.27 feet) from the north one quarter corner of Section 2, Township 10 South, Range 1 East, Salt Lake Base & Meridian, thence South 01°20'49" West 229.11 feet (Deed South 1°30' West 228.12 feet) to a point; thence North 71°43'55" West 472.71 feet (Deed North 71°42'45" West 470.95 feet); thence South 14°08'08" West 355.65 feet (Deed South 14°22'15" West 355.54 feet); thence North 52°04'25" West 191.73 feet (Deed North 51°54'30" West 191.37 feet) to a point; thence North 14°31'09" East 519.54 feet (Deed North 14°39'30" East 519.54 feet); thence South 70°51'51" East 594.99 feet (Deed South 70°43'30" East 593.81 feet) to the point of beginning.

Red Butte Substation

    Lands in WASHINGTON County, State of UTAH

    A tract of land situated in the Southwest Quarter of the Northwest Quarter (SW 1/4 NW 1/4) of Section 8, Township 42 South, Range 16 West, Salt Lake Base and Meridian, described as follows:

    Beginning at a point which is South 89°17'14" East, 1339.30 feet along the Section Line and South 0°42'49" West, 2436.69 feet along the East Line of the West Half of the Northwest Quarter (W 1/2 NW 1/4) and North 89°17'11" West, 24.75 feet from the Northwest Corner of Section 8, Township 42 South, Range 16 West, Salt Lake Base and Meridian; and running thence North 43°40'31" West, 170.00 feet along the Southwest right-of-way line of U.S. Highway 91, thence Northwesterly along a 20.00 foot radius curve to the left 31.42 feet (chord bears North 88°40'31" West, 28.28 feet), thence South 46°19'29" West, 130 feet, thence Southwesterly along a 20.00 foot radius curve to the left 31.42 feet (chord bears South 01°19'29" West, 28.28 feet), thence South 43°40'31" East, 170.00 feet, thence North 46°19'29" East, 170 feet to the point of beginning.

Sullivan Substation

    Lands in IRON County, State of UTAH

    A Tract of Land situated in Lot 5 of Section 4, Township 42 South, Range 14 West, Salt Lake Base and Meridian, described as follows:

    Beginning at a point North 0°23'31" West, 990.31 feet along the one quarter section line from the South one quarter corner of Section 4, Township 42 South, Range 14 West, Salt Lake Base and Meridian, and running thence North 0°23'31" West, 300.0 feet along the one quarter Section line, said one quarter section line also being the West boundary line of subject property, thence North 89°36'29" East, 200.0 feet, thence South 0°23'31" East, 300.0 feet, thence South 89°36'29" West, 200.0 feet to said West boundary line to the point of beginning.

Tri City Substation

    Lands in UTAH County, State of UTAH

    Tract of land situate in the Southwest quarter of the Southwest quarter of Section 25, Township 5 South, Range 1 East, Salt Lake Base and Meridian, described as follows:

    Beginning 419.1 feet East of the Southwest corner of Section 25, Township 5 South, Range 1 West, Salt Lake Base and Meridian; and running thence North 1320 feet; thence East 660 feet; thence South 1320 feet; thence West 660 feet to beginning.

    TOGETHER WITH land acquired by Boundary Line Agreement recorded September 26, 1995, as Entry No. 64088, in Book 3775m at page 685, of Official Records.

C—ELECTRIC TRANSMISSION LINES

Micron Project Transmission Line Right-of-Way

    Lands in SALT LAKE County, State of UTAH

    Beginning at the intersection of the East line of Camp Williams Road and the quarter section line, said point being North 89°19'23" East 534.336 feet along the quarter section line from the West Quarter Corner of Section 15, Township 4 South, Range 1 West, Salt Lake Base and Meridian, said point of beginning also being North 19°59'19" West 1187.020 feet along the East line of said Camp Williams Road and 418.337 feet along the arc of a 2471.550 foot radius curve to the right (center bears North 70°00'41" East and long chord bears North 15°08'23" West 417.838 feet) along said East line from the Northwest corner of Lot 30, WOODHOLLOW RANCHETTES SUBDIVISION, according to the official plat of said subdivision on file in the Salt Lake County Recorder's office) and running thence North 89°19'23" East 580.00 feet along said quarter section line; thence South 0°30'05" West 361.703 feet; thence North 89°29'55" West 176.247 feet; thence Westerly 297.273 feet along the arc of a 831.257 foot radius curve to the left (center bears South 0°30'05" West and long chord bears South 80°15'23" West 295.691 feet) to the East line of Camp Williams Road; thence Northerly 418.337 feet along the arc of a 2471.550 foot radius curve to the right (center bears North 70°00'41" East and long chord bears North 15°08'23" West 417.838 feet) along said East line to the point of beginning.

D—OFFICE BUILDINGS

Winding River Service Center

    Lands in WASHINGTON County, State of UTAH

    The W1/2 NE1/4 of Section 34, T41S, R14W, Salt Lake Meridian; LESS 42.30 acres for highway; LESS land in Redevelopment District 3; LESS land in Gateway North Industrial Park Ph 1 Amd.

    IN WITNESS WHEREOF, PACIFICORP has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by an Authorized Executive Officer of the Company, and its corporate seal to be attested to by its Treasurer for and in its behalf, and JPMorgan Chase Bank has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents, and its corporate seal to be attested to by one of its Trust Officers, all as of the day and year first above written.

[SEAL]		PACIFICORP
By
/s/ Donald N. Furman Donald N. Furman Senior Vice President
Attest:
/s/ Bruce N. Williams Bruce N. Williams Treasurer

[SEAL]		JPMORGAN CHASE BANK as Trustee
By
/s/ James D. Heaney James D. Heaney Vice President
Attest:
/s/ Virginia Dominguez Virginia Dominguez Trust Officer

STATE OF OREGON	)
)
COUNTY OF MULTNOMAH	) SS.:

    On this 19th day of November, 2001, before me, Gloria G. Quirk, a Notary Public in and for the State of Oregon, personally appeared Donald N. Furman and Bruce N. Williams, known to me to be a Senior Vice President and Treasurer, respectively, of PACIFICORP, an Oregon corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary, and in all respects duly and properly authorized act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

[SEAL]

/s/ Gloria G. Quirk Residing at: Portland, Oregon

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	) SS.:

    On this 20th day of November, 2001, before me, Robert S. Peschler, a Notary Public in and for the State of New York, personally appeared James D. Heaney and Virginia Dominguez, known to me to be a Vice President and a Trust Officer, respectively, of JPMORGAN CHASE BANK, a New York corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary, and in all respects duly and properly authorized act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

    [SEAL]

/s/ Robert S. Peschler Notary Public, State of New York

QuickLinks

FOURTEENTH SUPPLEMENTAL INDENTURE
ARTICLE I Eighteenth Series of Bonds
ARTICLE II Nineteenth Series of Bonds
ARTICLE III The Company Reserves the Right to Amend Provisions Regarding Properties Excepted from Lien of Mortgage
ARTICLE IV Miscellaneous Provisions
ARTICLE V Specific Description of Property
A—HYDROELECTRIC GENERATING PLANTS
B—ELECTRIC SUBSTATIONS AND SWITCHYARDS
C—ELECTRIC TRANSMISSION LINES
D—OFFICE BUILDINGS